Exhibit 99.2

Concentrix announces agreement to combine with Webhelp

Concentrix Team,
A lot of great words begin with “W”, like wow, wisdom, wonderful, welcome, and now Webhelp. J Today we get to use them all, as we announce our agreement to combine with Webhelp — a leading provider of CX services, a pioneer in the industry and a true disruptor with a strong presence in Europe, Latin America and Africa.  I couldn’t be more excited about our two companies coming together – let me just throw in an extra WOW!
Webhelp complements our culture, our client base and our footprint while bringing wisdom in their respective markets. Our teams think very similarly around being fanatical about our staff and clients and what it takes to be a true leader in this industry. Together this will uniquely position us to Design, Build and Run epic experiences for the world’s best brands, and do it like no one else can. Now, if that’s not wonderful, I don’t know what is.
Over the last couple of years, we’ve talked about consolidation in the industry and our commitment to continue to invest in our future, so you might not be surprised about our announcement, but this one is very different. Webhelp is the right partner for Concentrix that will allow us to really accelerate our growth and strengthen our global leadership position.
Webhelp is highly recognized and awarded as a leading player in CX and together we will have one of the most robust global footprints in the industry, significantly enhancing Europe, adding complementary scale in Latin America and establishing a strong presence in Africa. It will also allow us to continue to grow our Catalyst business by increasing our footprint with key digital resources and capabilities in these regions. This business is also complementary to our B2B team as well as our High Potential Accounts Team, as they have similar business focuses in their respective markets. What is also incredibly exciting is we add about 1,000 new brands to our client portfolio, including many new economy and Fortune Global 500 clients. At close, we will welcome a very strong leadership team and 120,000+ highly talented and passionate people in 58 countries known in Webhelp as “game changers”, a term we will bring across to Concentrix.
We will welcome two new Board members, Olivier Duha, the Co-Founder and CEO of Webhelp will take on the position of Vice Chairperson and will also be instrumental in the integration process to bring the two companies together. Nicolas Gheysens, Partner at Groupe Bruxelles Lambert (GBL) will also join our Board of Directors and bring significant industry and financial experience, having spent time on the Webhelp board. The addition of these two new Board members will further strengthen our diversity of experience and our governance structure.
As we take this big step forward, it also gives us an opportunity to redefine who we are and how we compete in this changing market. Part of that redefining process is exploring the possibility of changing our name as we bring the two businesses together. Also, both companies have a strong set of culture statements that guide them and as we position the newly combined company, we will look at a simpler set of culture statements that represent the best of both and our new path going forward.
Progress is impossible without change, so it’s important that we all embrace the new opportunities these changes will present, stay humble and keep an open mind, listen to new ways of doing things and ask questions when we don’t understand. On day one, regardless of what company you came from or what name is above the door, we will be ONE!
We expect the transaction to close by the end of the year, but until then, both companies will operate independently of each other in all respects. In the meantime, we cannot get distracted from our growth plans and must continue to focus on delivering for our clients and taking care of our staff.

Thank you again for all you do to continue to make Concentrix successful, I am honored to work with such a diverse and talented team. We have exciting times ahead, and while we anticipate the endless possibilities that await us when we come together, as always, we must remain humble and One Team, One Company, One Concentrix!

Respectfully,

Chris
@CNXPresident

IMPORTANT DISCLOSURES
Additional Information and Where to Find It
In connection with the proposed transaction between Concentrix Corporation (“Concentrix”) and Webhelp Concentrix plans to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Concentrix will mail the definitive proxy statement to each stockholder entitled to vote at the special meeting relating to the transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT CONCENTRIX WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the transaction (when they become available) and any other documents filed by Concentrix with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) and Concentrix’ website at www.concentrix.com.
Participants in the Solicitation
Concentrix and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from Concentrix’ stockholders in connection with the transaction. Information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to such transaction when it is filed with the SEC. You may obtain information about Concentrix’ executive officers and directors in Concentrix’ definitive proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on February 9, 2023. To the extent holdings of such participants in Concentrix’ securities are not reported, or have changed since the amounts described in the proxy statement for the 2023 annual meeting of stockholders, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Concentrix’ website at www.concentrix.com.
Information for U.S. Persons Holding Webhelp Shares
This proposed business combination is made for the securities of a non-U.S. company. The offer is subject to disclosure and procedural requirements in France and other non-U.S. jurisdictions that are different from those of the United States. The transaction will be structured to comply with the securities laws and regulations in France, the United States and other applicable jurisdictions that are applicable to transactions of this type.
It may be difficult for U.S. holders of Webhelp shares to enforce their rights and any claims they may have arising under the federal securities laws of the United States, since Webhelp is incorporated in a non-U.S.

jurisdiction, and some or all of its officers and directors may be residents of a non-U.S. jurisdiction. U.S. holders may not be able to sue a non-U.S. company or its officers or directors in a non-U.S. court for violations of the U.S. securities laws. Further, it may be difficult to compel a non-U.S. company and its affiliates to subject themselves to a U.S. court's judgment.
Safe Harbor Statement
This letter includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, but are not limited to, statements regarding the combination with Webhelp and the timing thereof, including works council consultations, regulatory approvals and the satisfaction of other closing conditions and the timing thereof, the expected accretion to revenue growth, profitability and non-GAAP EPS and the pace thereof, the estimated size of the transaction and the combined company, including estimated pro forma revenues in 2023, the expected revenue and adjusted EBITDA contributions of the Webhelp business to the Company, the expected growth of the Webhelp business, the expected debt profile and cash flows of the combined company, the pro forma adjusted EBITDA and net debt of the combined company, the expected cost synergies to be achieved from the transaction, and the pro forma ownership structure of the combined company, statements regarding the Company’s expected future financial condition and results of operations, including revenue, operating income, profit margins, effective tax rate and leverage, and statements that include words such as believe, expect, may, will, provide, could and should and other similar expressions. These forward-looking statements are inherently uncertain and involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things: risks related to the proposed transaction, including that the proposed transaction will not be consummated; the ability to receive shareholder approval and regulatory approvals for the proposed transaction in a timely manner, on acceptable terms or at all, or to satisfy the other closing conditions to the proposed transaction; conditions in the credit markets and the ability to obtain financing for the proposed transaction on a favorable basis if at all; the ability to retain key employees and successfully integrate the Webhelp business; our ability to realize estimated cost savings, synergies or other anticipated benefits of the proposed transaction, or that such benefits may take longer to realize than expected; diversion of management’s attention; the potential impact of the announcement or consummation of the proposed acquisition on relationships with clients and other third parties; risks related to general economic conditions, including consumer demand, interest rates, inflation, supply chains and the effects of the conflict in Ukraine; cyberattacks on our, Webhelp or our respective clients’ networks and information technology systems; the failure of our or Webhelp staff and contractors to adhere to our and our respective clients’ controls and processes; the inability to protect personal and proprietary information; the inability to execute on our digital CX strategy; the loss of key personnel or the inability to attract and retain staff with the skills and expertise needed for our business; increases in the cost of labor; the effects of the COVID-19 pandemic and other communicable diseases, natural disasters, adverse weather conditions or public health crises; geopolitical, economic and climate- or weather-related risks in regions with a significant concentration of the our or Webhelp operations; the inability to successfully identify, complete and integrate strategic acquisitions or investments; competitive conditions in our industry and consolidation of our competitors; higher than expected tax liabilities; the demand for CX solutions and technology; variability in demand by our or Webhelp clients or the early termination of our or Webhelp client contracts; the level of business activity of our or Webhelp's clients and the market acceptance and performance of their products and services; currency exchange rate fluctuations; the operability of our or Webhelp communication services and information technology systems and networks; changes in law, regulations or regulatory guidance; damage to our or Webhelp reputation through the actions or inactions of third parties; investigative or legal actions; and other factors contained in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2022 filed with the Securities and Exchange Commission and subsequent SEC filings. The Company does not undertake a duty to update forward-looking statements, which speak only as of the date on which they are made.